UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 8, 2011

RAM ENERGY RESOURCES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-50682	20-0700684
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5100 E. Skelly Drive, Suite 650, Tulsa, Oklahoma	74135
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   (918) 663-2800

______________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On March 8, 2011, RAM Energy Resources, Inc. (the “Company”) and Larry E. Lee entered into an amendment to Mr. Lee’s employment agreement with the Company to provide for the extension of his employment period to April 30, 2013.  In all other respects, Mr. Lee’s employment agreement remained unchanged.

A copy of the amendment is filed as Exhibit 10.2.6 to this report and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits:

10.2.6	Sixth Amendment to Employment Agreement between the Company and Larry E. Lee

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAM ENERGY RESOURCES, INC.
(Registrant)

March 9, 2011	By: /s/ G. Les Austin
Name: G. Les Austin
Title: Senior Vice President and CFO

EXHIBIT INDEX

Exhibit No.	Description of Exhibit	Method of Filing

10.2.6	Sixth Amendment to Employment Agreement between the Company and Larry E. Lee	Filed herewith electronically